
                    Highlights                      March 31,          March 31,
                   (Unaudited)                        1998               1997

    Basic and Diluted Earnings Per Average Share:

         Three Months Ended                             $1.03            $1.07

         Twelve Months Ended                            $0.90            $1.71

         Twelve Months Ended Before Restructuring       $1.98            $1.71


    Dividends Paid (per common share, 12 months)        $1.17            $1.13

    Annualized Dividend                                 $1.18            $1.14

    Dividend Yield (at close)                             3.8%             4.6%

    Dividend Payout Ratio (1)                           130.0%            66.1%

    Dividend to Book Value (1)                            8.3%             7.9%


    Return on Average Shareholder Equity (ROE)            6.3%            12.0%

    ROE Before Restructuring                             13.4%            12.0%


    Book Value Per Share (1)                           $14.22           $14.45

    Market to Book Value (1)                              217%             170%

    Common Stock Prices (IEI - NYSE)

         High (12 Month)                               $34.25           $29.38

         Low (12 Month)                                $23.13           $22.63

         Close                                         $30.88           $24.63

    Price/Earnings Ratio (1)                             34.3             14.4


    Percent Internally Generated Funds-Utility(2)          57%              56%


    Ratio of Earnings to Fixed Charges

         - SEC Method (1)                                 2.7              4.3


    Credit Ratings:

        Indiana Gas                                 AA- / Aa2          AA-/Aa3

        Indiana Energy                               A+ / Aa3            n/a


    (1)  Amounts are after restructuring costs.
    (2)  Amounts are after cash restructuring costs.



                                           For 3 Months              For 6 Months            For 12 Months
              SELECTED UTILITY            Ended March 31            Ended March 31           Ended March 31
            OPERATING STATISTICS
                 (Unaudited)            1998         1997         1998         1997        1998        1997




    WEATHER AS A PERCENT OF NORMAL:         77%          93%           87%          96%         93%         98%




    MARGIN  (Thousands):

         Operating Revenues             $163,131     $215,695     $333,263     $388,176    $475,494    $541,908

         Cost of Gas                      94,241      140,345      201,293      250,181     273,634     337,098

         Margin                         $ 68,890     $ 75,350     $131,970     $137,995    $201,860    $204,810



    GAS SOLD & TRANSPORTED (MDth):

         Residential                      18,406       22,088       34,605       37,700      44,410      47,237

         Commercial                        7,271        8,871       13,868       15,132      17,898      19,086

         Contract                         16,314       16,746       32,316       32,836      55,659      55,527

                                          41,991       47,705       80,789       85,668     117,967     121,850




    OPERATING REVENUES (Thousands):

         Residential                    $109,009     $139,073     $221,735     $243,849    $308,226    $327,839

         Commercial                       39,241       51,880       80,600       89,980     109,325     118,000

         Contract                         12,585       22,437       27,605       50,884      52,015      90,060


         Miscellaneous Revenue             2,296        2,305        3,323        3,463       5,928       6,009

                                        $163,131     $215,695     $333,263     $388,176    $475,494    $541,908



    AVERAGE CUSTOMERS:

         Residential                     446,478      434,884      443,045      431,151     437,084     424,806

         Commercial                       46,074       45,588       45,739       45,207      45,299      44,760

         Contract                          1,063        1,060        1,057        1,072       1,057       1,072

                                         493,615      481,533      489,841      477,430     483,440     470,638



                                         INDIANA ENERGY, INC.
                                      AND SUBSIDIARY COMPANIES

                                    CONSOLIDATED BALANCE SHEETS

                                              ASSETS
                                     (Thousands - Unaudited)


                                                       March 31           September 30
                                                    1998      1997             1997

CURRENT ASSETS:
    Cash and cash equivalents                       24,147          18              48
    Accounts receivable, less reserves of $2,565,
        $3,220 and $1,784 respectively              43,451      45,841          22,318
    Accrued unbilled revenues                       23,275      25,104           8,964
    Materials and supplies - at average cost           222       3,820              63
    Liquefied petroleum gas - at average cost          868         860             872
    Gas in underground storage - at last-in,
        first-out cost                                 904         467          19,240
    Recoverable gas costs                                -      15,097           5,843
    Prepayments and other                            4,979         789           3,703
                                                    97,846      91,996          61,051

INVESTMENTS IN UNCONSOLIDATED AFFILIATES            30,396      16,510          24,549

UTILITY PLANT:
    Original cost                                  935,390     955,223         951,617
    Less - accumulated depreciation and
           amortization                            366,936     350,362         361,936
                                                   568,454     604,861         589,681

NONUTILITY PLANT:
    Original cost                                   48,264       5,743           4,114
    Less - accumulated depreciation and
           amortization                             10,128       2,273             779
                                                    38,136       3,470           3,335

DEFERRED CHARGES:
    Unamortized debt discount and expense           12,649       7,271           7,074
    Other                                            4,217       7,674           5,155
                                                    16,866      14,945          12,229

                                                 $ 751,698   $ 731,782     $   690,845



                                    INDIANA ENERGY, INC.
                                  AND SUBSIDIARY COMPANIES

                                 CONSOLIDATED BALANCE SHEETS

                             LIABILITIES AND SHAREHOLDERS' EQUITY
                            (Thousands except shares - Unaudited)


                                                               March 31           September 30
                                                            1998     1997             1997
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of
       long-term debt                                          272      35,272         35,272
    Notes payable                                           80,100      42,300         23,800
    Accounts payable                                        26,957      31,458         25,523
    Refundable gas costs                                    19,282           -              -
    Customer deposits and advance payments                   9,118       5,680         20,405
    Accrued taxes                                           22,104      19,893          8,659
    Accrued interest                                         1,687       2,632          2,629
    Other current liabilities                               26,769      25,259         31,817
                                                           186,289     162,494        148,105

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                   56,266      67,977         55,205
    Accrued postretirement benefits other than pensions     24,450      16,751         23,038
    Unamortized investment tax credit                        9,779      10,709         10,243
    Regulatory income tax liability                          1,874       2,835          1,874
    Other                                                    1,971       1,802          1,992
                                                            94,340     100,074         92,352

COMMITMENTS AND CONTINGENCIES                                    -            -             -

CAPITALIZATION:
    Long-term debt                                         149,873     142,882        157,791
    Common stock (no par value) - authorized 200,000,000
        shares - issued and outstanding 22,594,513,
        22,580,998 and 22,580,543 shares, respectively     146,882     146,508        146,498
    Less unearned compensation - restricted stock grants     1,596       2,002          1,589
                                                           145,286     144,506        144,909
    Retained earnings                                      175,910     181,826        147,688
        Total common shareholders' equity                  321,196     326,332        292,597
                                                           471,069     469,214        450,388


                                                         $ 751,698   $ 731,782    $   690,845


                                 INDIANA ENERGY, INC.
                              AND SUBSIDIARY COMPANIES

                          CONSOLIDATED STATEMENTS OF INCOME
                          (Thousands except per share data)
                                    (Unaudited)


                                              Three Months               Six Months
                                             Ended March 31            Ended March 31
                                            1998       1997           1998       1997
OPERATING REVENUES:
    Utility                              $ 163,131    $ 215,695    $ 333,263    $ 388,176
    Other                                      155            -          358            -
                                           163,286      215,695      333,621      388,176
OPERATING EXPENSES:
    Cost of gas                             92,724      139,964      199,776      249,800
    Other operating                         19,580       20,578       37,600       39,833
    Depreciation and amortization            9,396        8,814       18,302       17,465
    Taxes other than income taxes            4,743        5,093        9,656        9,768
                                           126,443      174,449      265,334      316,866

OPERATING INCOME                            36,843       41,246       68,287       71,310

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                           3,822        1,739        5,785        3,231
    Other - net                                476          339          881          572
                                             4,298        2,078        6,666        3,803

INCOME BEFORE INTEREST AND
    INCOME TAXES                            41,141       43,324       74,953       75,113

INTEREST EXPENSE                             4,538        4,534        9,199        8,910

INCOME BEFORE INCOME TAXES                  36,603       38,790       65,754       66,203

INCOME TAXES                                13,461       14,441       24,256       24,569

NET INCOME                               $  23,142    $  24,349    $  41,498    $  41,634

AVERAGE COMMON SHARES OUTSTANDING           22,594       22,580       22,592       22,579

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK                $    1.03    $    1.07    $    1.84    $    1.84



                                   INDIANA ENERGY, INC.
                                AND SUBSIDIARY COMPANIES

                            CONSOLIDATED STATEMENTS OF INCOME
                            (Thousands except per share data)
                                       (Unaudited)


                                                                       Twelve Months
                                                                      Ended March 31
                                                                      1998       1997
OPERATING REVENUES:
    Utility                                                        $ 475,494    $ 541,908
    Other                                                                511            -
                                                                     476,005      541,908
OPERATING EXPENSES:
    Cost of gas                                                      272,117      336,775
    Other operating                                                   77,780       82,281
    Restructuring costs                                               39,531            -
    Depreciation and amortization                                     35,999       34,403
    Taxes other than income taxes                                     16,886       16,502
                                                                     442,313      469,961

OPERATING INCOME                                                      33,692       71,947

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                                    11,195        4,201
    Other - net                                                        3,536          311
                                                                      14,731        4,512

INCOME BEFORE INTEREST AND
    INCOME TAXES                                                      48,423       76,459

INTEREST EXPENSE                                                      17,420       16,918

INCOME BEFORE INCOME TAXES                                            31,003       59,541

INCOME TAXES                                                          10,636       21,033

NET INCOME                                                         $  20,367    $  38,508

AVERAGE COMMON SHARES OUTSTANDING                                     22,587       22,534

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK                                          $    0.90    $    1.71



                                  INDIANA ENERGY, INC.
                                AND SUBSIDIARY COMPANIES

                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (Thousands - Unaudited)

                                                     Six Months               Twelve Months
                                                   Ended March 31             Ended March 31
                                                  1998        1997          1998         1997
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                  $ 41,498    $ 41,634      $  20,367    $ 38,508
   Adjustments to reconcile net income to
     cash provided from operating activities -
       Noncash restructuring costs                    -           -         32,838           -
       Depreciation and amortization             18,302      17,505         35,999      34,487
       Deferred income taxes                      1,061       1,115        (12,672)      1,228
       Investment tax credit                       (465)       (465)          (930)       (930)
       Gain on sale of nonutility assets              -           -         (2,923)          -
       Undistributed earnings of unconsolidated
           affiliates                            (5,785)     (3,231)       (11,195)     (4,201)
                                                 13,113      14,924         41,117      30,584
       Changes in assets and liabilities -
         Receivables - net                      (35,444)    (48,189)         4,219      30,295
         Inventories                             18,181      39,054          3,153      10,555
         Accounts payable, customer deposits,
            advance payments and other current
            liabilities                         (14,901)    (13,407)           447     (37,418)
         Accrued taxes and interest              12,503      15,767          1,266      (6,028)
         Recoverable/refundable gas costs        25,125     (12,387)        34,379     (18,660)
         Prepayments                             (1,276)       (743)        (4,190)        209
         Accrued postretirement benefits other
            than pensions                         1,412       1,847          7,699       3,723
         Other - net                             (4,897)     (2,729)        (3,034)     (1,182)
           Total adjustments                     13,816      (5,863)        85,056      12,078
             Net cash flows from operations      55,314      35,771        105,423      50,586

CASH FLOWS FROM (REQUIRED FOR)
 FINANCING ACTIVITIES:
    Repurchase of common stock                        -           -              -      (1,356)
    Sale of long-term debt                       50,028          32         65,060          65
    Reduction in long-term debt                 (92,946)       (213)       (93,069)    (19,296)
    Net change in short-term borrowings          56,300      14,264         37,800      38,500
    Dividends on common stock                   (13,251)    (12,780)       (26,258)    (25,328)
        Net cash flows from (required for)
           financing activities                     131       1,303        (16,467)     (7,415)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                        (32,873)    (36,676)       (68,104)    (79,447)
    Nonutility investments - net                 (3,211)       (400)        (4,461)       (400)
    Cash distribution from unconsolidated
        affiliate                                 4,738           -          4,738           -
    Proceeds from sale of nonutility assets           -           -          3,000           -
        Net cash flows required for investing
           activities                           (31,346)    (37,076)       (64,827)    (79,847)

NET INCREASE (DECREASE) IN CASH                  24,099          (2)        24,129     (36,676)

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                           48          20             18      36,694

CASH AND CASH EQUIVALENTS AT END OF PERIOD     $ 24,147    $     18      $  24,147    $     18
